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                                                                    Exhibit 99.2

           CONSENT OF GATELY & ASSOCIATES, P.C. INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-79053) pertaining to the TenFold Corporation 1999 Employee Stock Purchase Plan, the TenFold Corporation 1999 Stock Plan, and the 1993 Flexible Stock Incentive Plan of our report dated April 21, 1998, except with respect to the matters referred to in Notes 2(b), 9 and 10, as to which the date is November 15, 1999 with respect to the financial statements of The LongView Group, Inc. included in this Current Report on (Form 8-K/A) of TenFold Corporation dated October 7, 1999 and filed December 21, 1999.

                                               /s/ GATELY & ASSOCIATES, P.C.

Wellesley, Massachusetts
December 21, 1999